UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 21, 2005

                             1-800-FLOWERS.COM, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                    0-26841                  11-3117311
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                             Identification No.)



               1600 Stewart Avenue                  11590
                  Westbury, NY
    (Address of principal executive offices)     (Zip Code)


                                 (516) 237-6000

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

On April 21, 2005, 1-800-FLOWERS.COM, Inc. issued a press release announcing its results of operations for the third quarter ended March 27, 2005. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.


     (c) Exhibits


The following exhibits are furnished with this Form 8-K:


99.1    Press Release dated April 21, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     1-800-FLOWERS.COM, Inc.
By:       /s/ William E. Shea
          William E. Shea
          Chief Financial Officer, Senior Vice-President
          Finance and Administration



Date: April 29, 2005